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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       May 26, 2005
                                                  -----------------------------

                           DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)


Registrant's telephone number, including area code   302-478-5142
                                                     ------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

On May 26, 2005, Delphi Financial Group, Inc. (the "Company") entered into a new $200 million revolving credit facility with Bank of America, N.A. as administrative agent, and a group of major banking institutions (the "Credit Agreement"). The proceeds of the Credit Agreement will be used for general corporate purposes. Interest on borrowings under the Credit Agreement is payable, at the Company's election, either at a floating rate based on LIBOR plus a specified margin which varies depending on the level of the specified ratings of the Company's senior unsecured debt, as in effect from time to time, or at Bank of America's prime rate. Certain commitment and utilization fees are also payable under the Credit Agreement. The Credit Agreement contains certain financial and various other affirmative and negative covenants considered ordinary for this type of credit agreement. They include, among others, the maintenance of a specified debt to capital ratio, minimum consolidated net worth of the Company, minimum risk-based capital requirements for the Company's subsidiaries, Reliance Standard Life Insurance Company and Safety National Casualty Corporation, and certain limitations on investments and subsidiary indebtedness. The maturity date of the Credit Agreement is May 26, 2010. The Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to such Exhibit.

Item 1.02.  Termination of a Material Definitive Agreement

The Company's previous $100 million revolving credit facility, dated December 16, 2002, among the Company and certain banks (as filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002), as subsequently amended on December 15, 2003 (as filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003), which was scheduled to expire pursuant to its terms on December 16, 2006, was terminated concurrently with the consummation of the Credit Agreement referenced in Item 1.01.

Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

Exhibit
Number            Description of Exhibits
------            -----------------------
10.1              Credit Agreement, dated May 26, 2005, among Delphi Financial
                  Group, Inc. as the Borrower, Bank of America, N.A., as
                  Administrative Agent, and The Other Lenders Party Thereto.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DELPHI FINANCIAL GROUP, INC.

                                             /s/ ROBERT ROSENKRANZ
                                             ---------------------------
                                             Robert Rosenkranz
                                             Chairman of the Board, President
                                             and Chief Executive Officer
                                             (Principal Executive Officer)


Date: June 1, 2005